Form N-SAR

Name of Registrant:		Seasons Series Trust

Name of Portfolio:		Mid-Cap Value Portfolio

Issuer:						Aramark
Corporation

Date of Offering:				12/10/01

Amount of Total Offering:			30,000,000
Shares

Unit Price:					$23.00

Underwriting Spread or Commission:		$1.265 /
Share

Dollar Amount of Purchase:			$27,669.00

Number of Shares Purchased:			1,203
Shares

Offering Type:					U. S.
Registered

Years of Continuous Operations:		The company
has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Morgan
Stanley, First
Union, Prudential Securities, JP Morgan,
Credit Lyonnais







Form N-SAR

Name of Registrant:		Seasons Series Trust

Name of Portfolio:		Large-Cap Growth
Portfolio

Issuer:						Cablevision
Corporation

Date of Offering:				10/17/01

Amount of Total Offering:			19,151,285
Shares

Unit Price:					$36.05

Underwriting Spread or Commission:		$1.35 /
Share

Dollar Amount of Purchase:			$104,445.00

Number of Shares Purchased:			4,100
Shares

Offering Type:					U. S.
Registered

Years of Continuous Operations:		The company
has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Bear
Stearns & Co. Inc.,
Merrill Lynch Pierce, Fenner & Smith Inc.,
Credit Lyonnais, Bank
of America, Salomon Smith
Barney









Form N-SAR

Name of Registrant:		Seasons Series Trust

Name of Portfolio:		Mid-Cap Value Portfolio

Issuer:						Principal
Financial
Corporation

Date of Offering:				10/22/01

Amount of Total Offering:			100,000,000
Shares

Unit Price:					$18.00

Underwriting Spread or Commission:		$0.805 /
Share

Dollar Amount of Purchase:			$51,800.00

Number of Shares Purchased:			2,800
Shares

Offering Type:					U. S.
Registered

Years of Continuous Operations:		The company
has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		AG Edwards,
Santander, UBS Warburg, Bank of America,
Keefe Bruyette and
Woods, Fox-Pitt, Kelton







Form N-SAR

Name of Registrant:		Seasons Series Trust

Name of Portfolio:		Focus Growth & Income


Issuer:						Weight
Watchers
International

Date of Offering:				11/14/01

Amount of Total Offering:			17,400,000
Shares

Unit Price:					$24.00

Underwriting Spread or Commission:		$0.75602 /
Share

Dollar Amount of Purchase:			$2,832.00

Number of Shares Purchased:			118 Shares

Offering Type:					U. S.
Registered

Years of Continuous Operations:		The company
has been
in continuous operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit
Suisse First
Boston, Goldman Sachs & Co., Merrill Lynch & Co.,
Salomon Smith Barney,
UBS Warburg